UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2008

PEABODY ENERGY CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Market Street, St. Louis, Missouri		63101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 342-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On January 7, 2008, Richard A. Navarre was named President and Chief Commercial Officer of Peabody Energy Corporation (the "Company") effective as of January 1, 2008. Mr. Navarre, who previously served as the Company’s Chief Financial Officer and Executive Vice President of Corporate Development, will continue to serve as the Company’s Chief Financial Officer until his successor is elected.

Mr. Navarre, age 47, has served as the Company’s Chief Financial Officer and Executive Vice President of Corporate Development since July 2006 and as the Company’s Chief Financial Officer since October 1999. Prior to that time, he served as President of the Company’s affiliate COALSALES, LLC, President of Peabody Energy Solutions, Inc., Vice President of Finance and Vice President and Controller. Mr. Navarre joined our predecessor company in 1993. Prior to joining the Company, he was a senior manager with KPMG Peat Marwick. Mr. Navarre is a member of the Hall of Fame of the College of Business at Southern Illinois University Carbondale, a member of the Board of Advisors of the College of Business and Administration and the School of Accountancy of Southern Illinois University Carbondale, a member of the International Business Advisory Board of the University of Missouri – St. Louis, a Director of the United Way of Greater St. Louis, a Director of the Missouri Historical Society, a member of Financial Executives International and the Civic Entrepreneurs Organization, and a former chairman of the Bituminous Coal Operators’ Association.

The terms of Mr. Navarre's employment with the Company continue to be governed by the Employment Agreement dated May 19, 1998, as amended by the First Amendment dated as of May 10, 2001 and the Second Amendment dated as of June 15, 2004, each of which is an exhibit hereto and incorporated by reference herein.

In connection with Mr. Navarre's election as President and Chief Commercial Officer, the Compensation Committee of the Board of Directors of the Company approved the following changes to Mr. Navarre's compensation arrangements, effective January 1, 2008:

• An increase in his annual base salary from $665,000 to $730,000;
• An increase in his target payout and payout range as a percentage of salary under the Company's annual incentive compensation plan from 80% to 90% and 0-150% to 0-175%, respectively; and
• An increase in his long-term incentive opportunity under the Company's long-term incentive compensation plan from 250% to 275%. This resulted in grants to Mr. Navarre on January 2, 2008 of 42,049 stock options and a performance unit award having a target value of $1,003,750 under the Company’s long-term incentive compensation plan.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 -- Employment Agreement between Peabody Energy Corporation and Richard A. Navarre dated May 19, 1998, incorporated by reference to Exhibit 10.13 of Peabody Energy Corporation’s Form S-1 Registration Statement No. 333-55412.

Exhibit 10.2 -- First Amendment to the Employment Agreement between Peabody Energy Corporation and Richard A. Navarre dated as of May 10, 2001, incorporated by reference to Exhibit 10.23 of Peabody Energy Corporation’s Form S-1 Registration Statement No. 333-55412.

Exhibit 10.3 -- Second Amendment to the Employment Agreement between Peabody Energy Corporation and Richard A. Navarre dated as of June 15, 2004, incorporated by reference to Exhibit 10.61 of Peabody Energy Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004, filed on August 6, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

January 11, 2008	By:	Alexander C. Schoch

Name: Alexander C. Schoch
Title: Executive Vice President Law and Chief Legal Officer